UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 12, 2004

UROPLASTY, INC.

(Exact name of registrant as specified in charter)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)

Minnesota
(State or other jurisdiction of incorporation or organization)

2718 Summer Street NE
Minneapolis, Minnesota 55413-2820
(Address of principal executive offices)

612-378-1180
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name and Address)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 12, 2004, Uroplasty, Inc. issued a press release announcing its financial results for the second quarter ending September 30, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this current report, including Exhibit 99.1, is being “furnished” in accordance with Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

     99.1 Press release of Uroplasty, Inc., dated November 12, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 12, 2004

UROPLASTY, INC.
by: /s/ DANIEL G. HOLMAN
Daniel G. Holman
President, Chief Executive Officer, Chief Financial Officer (Principal Financial Officer), Director (Principal Executive Officer)

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EXHIBIT INDEX

Exhibit 99.1	Press release dated November 12, 2004

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